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                                                                     Exhibit 4.1

                                  [ALTUS LOGO]
                           ALTUS PHARMACEUTICALS INC.

                                                         COMMON STOCK

[SHARES]                                                   [SHARES]

INCORPORATED UNDER THE LAWS                        CUSIP  02216N 105
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE
                      OF $0.01 EACH OF THE COMMON STOCK OF

                           ALTUS PHARMACEUTICALS INC.

transferable on the books of the Corporation by the holder hereof in person on by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Jonathan I. Lieber      ALTUS PHARMACEUTICALS INC.        /s/ Sheldon Berkle
                                 CORPORATE
                                   SEAL
                                   2001
                                 DELAWARE

        TREASURER                                                PRESIDENT

                   COUNTERSIGNED AND REGISTERED
                                        COMPUTERSHARE SHAREHOLDER SERVICES, INC.
                                               TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE
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      The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants     UNIF GIFT MIN ACT - _________Custodian _____________
             in common                           (Cust)              (Minor)
   TEN ENT - as tenants                         under Uniform Gifts to Minors
             by the                             Act ____________________________
             entireties                                     (State)
   JT TEN  - as joint
             tenants with
             right of
             survivorship
             and not as
             tenants in
             common

     Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer into

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________

                 ______________________________________________________________
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                 AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.